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                      Securities and Exchange Commission
                            Washington, D.C. 20549

                                 ___________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                  May 8, 2002
               Date of Report (Date of earliest event reported)


                       SIZELER PROPERTY INVESTORS, INC.
            (Exact Name of Registrant as Specified in its Charter)



        MARYLAND                    1-9349                   72-1082589
(State of Incorporation)   (Commission File Number)        (IRS Employer
                                                       Identification Number)


                            2542 WILLIAMS BOULEVARD
                            KENNER, LOUISIANA 70062
   (Address, including zip code, of Registrant's Principal Executive Office)


                                (504) 471-6200
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address if changed since last report)

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Item 5.  Other Events.

         On May 8, 2002, Sizeler Property Investors, Inc. (the "Company") entered into an Indenture for its 9.0% convertible subordinated debentures due July 15, 2009, Series 5/8/02. The debentures are being offered in the Company's public offering under a Prospectus Supplement filed pursuant to Rule 424 on May 6, 2002.

Item 7.  Financial Statements and Exhibits.

         The following documents are filed as exhibits to this Current Report:

4.1 Indenture, dated as of May 8, 2002, for the Company's 9.0% convertible subordinated debentures due July 15, 2009, Series 5/8/02 between the Company and J.P. Morgan Trust Company, National Association, as Trustee (filed herewith).

5 Opinion of Jaeckle Fleischmann & Mugel, LLP regarding legality (filed herewith).

25       Statement of Eligibility of Trustee (filed herewith).


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SIZELER PROPERTY INVESTORS, INC.


                                        By:  /s/ Robert A. Whelan
                                           ---------------------------
                                              Robert A. Whelan
                                              Chief Financial Officer


Dated: May 8, 2002

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